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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis DiNardo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Xicor, Inc. on Form 10-Q for the quarterly period ended March 30, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Xicor, Inc.

                                              By: /s/ Louis DiNardo
                                                  ------------------------------
                                              Name: Louis DiNardo
                                              Title: Chief Executive Officer

I, Geraldine N. Hench, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Xicor, Inc. on Form 10-Q for the quarterly period ended March 30, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Xicor, Inc.

                                              By: /s/ Geraldine N. Hench
                                                  ------------------------------
                                              Name: Geraldine N. Hench
                                              Title: Chief Financial Officer